Exhibit 4.11.13

SCHEDULE II
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

BANK OF AMERICA, N.A., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $14,718,441.56
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $22,983,937.12
Class A Initial Advance Amount: $14,718,441.56
BANK OF AMERICA, N.A., as a Class A Funding Agent and a Class A Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Class A Conduit Investor
THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
THE BANK OF NOVA SCOTIA, as a Class A Funding Agent and a Class A Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Class A Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class A Conduit Investor
BARCLAYS BANK PLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Class A Conduit Investor

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FAIRWAY FINANCE COMPANY, LLC, as a Class A Conduit Investor
BANK OF MONTREAL, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
BMO CAPITAL MARKETS CORP., as a Class A Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Class A Conduit Investor, and BANK OF MONTREAL, as a Class A Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Class A Conduit Investor
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Class A Conduit Investor

VERSAILLES ASSETS LLC, as a Class A Conduit Investor
VERSAILLES ASSETS LLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $9,057,502.50
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $14,143,961.31
Class A Initial Advance Amount: $9,057,502.50
NATIXIS NEW YORK BRANCH, as a Class A Funding Agent, for VERSAILLES ASSETS LLC, as a Class A Conduit Investor and a Class A Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
THE ROYAL BANK OF SCOTLAND PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MIZUHO BANK, LTD., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
MIZUHO BANK, LTD., as a Class A Funding Agent and a Class A Committed Note Purchaser

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OLD LINE FUNDING, LLC, as a Class A Conduit Investor
ROYAL BANK OF CANADA, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
ROYAL BANK OF CANADA, as a Class A Funding Agent and a Class A Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Class A Conduit Investor

STARBIRD FUNDING CORPORATION, as a Class A Conduit Investor
BNP PARIBAS, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $6,793,126.88
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $10,607,970.98
Class A Initial Advance Amount: $6,793,126.88
BNP PARIBAS, as a Class A Funding Agent and a Class A Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Class A Conduit Investor

GOLDMAN SACHS BANK USA, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
GOLDMAN SACHS BANK USA, as a Class A Funding Agent and a Class A Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Class A Conduit Investor
GRESHAM RECEIVABLES (NO. 29) LTD, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $11,321,878.12
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $11,321,878.12
LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Class A Conduit Investor and a Class A Committed Note Purchaser

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CHARTA LLC, as a Class A Conduit Investor
CAFCO LLC, as a Class A Conduit Investor
CRC FUNDING LLC, as a Class A Conduit Investor
CIESCO LLC, as a Class A Conduit Investor
CITIBANK, N.A., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $6,793,126.88
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $10,607,970.98
Class A Initial Advance Amount: $6,793,126.88
CITIBANK, N.A., as a Class A Funding Agent and a Class A Committed Note Purchaser, for CHARTA LLC, CAFCO LLC, CRC FUNDING LLC and CIESCO LLC, as Class A Conduit Investors

CITIZENS BANK, N.A., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $0.00
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $17,679,951.63
Class A Initial Advance Amount: $0.00
CITIZENS BANK, N.A. , as a Class A Funding Agent and a Class A Committed Note Purchaser

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SCHEDULE IV
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class B Funding Agent and a Class B Committed Note Purchaser

BANK OF AMERICA, N.A., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $930,476.19
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,453,007.52
Class B Initial Advance Amount: $930,476.19
BANK OF AMERICA, N.A., as a Class B Funding Agent and a Class B Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Class B Conduit Investor
THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
THE BANK OF NOVA SCOTIA, as a Class B Funding Agent and a Class B Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Class B Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class B Conduit Investor
BARCLAYS BANK PLC, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
BARCLAYS BANK PLC, as a Class B Funding Agent and a Class B Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Class B Conduit Investor

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FAIRWAY FINANCE COMPANY, LLC, as a Class B Conduit Investor
BANK OF MONTREAL, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
BMO CAPITAL MARKETS CORP., as a Class B Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Class B Conduit Investor, and BANK OF MONTREAL, as a Class B Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Class B Conduit Investor
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class B Funding Agent and a Class B Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Class B Conduit Investor

VERSAILLES ASSETS LLC, as a Class B Conduit Investor
VERSAILLES ASSETS LLC, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $572,600.73
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $894,158.47
Class B Initial Advance Amount: $572,600.73
NATIXIS NEW YORK BRANCH, as a Class B Funding Agent, for VERSAILLES ASSETS LLC, as a Class B Conduit Investor and a Class B Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
THE ROYAL BANK OF SCOTLAND PLC, as a Class B Funding Agent and a Class B Committed Note Purchaser

MIZUHO BANK, LTD., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
MIZUHO BANK, LTD., as a Class B Funding Agent and a Class B Committed Note Purchaser

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OLD LINE FUNDING, LLC, as a Class B Conduit Investor
ROYAL BANK OF CANADA, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
ROYAL BANK OF CANADA, as a Class B Funding Agent and a Class B Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Class B Conduit Investor

STARBIRD FUNDING CORPORATION, as a Class B Conduit Investor
BNP PARIBAS, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $429,450.55
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $670,618.85
Class B Initial Advance Amount: $429,450.55
BNP PARIBAS, as a Class B Funding Agent and a Class B Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Class B Conduit Investor

GOLDMAN SACHS BANK USA, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
GOLDMAN SACHS BANK USA, as a Class B Funding Agent and a Class B Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Class B Conduit Investor
GRESHAM RECEIVABLES (NO. 29) LTD, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $715,750.91
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $715,750.91
LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Class B Conduit Investor and a Class B Committed Note Purchaser

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CHARTA LLC, as a Class B Conduit Investor
CAFCO LLC, as a Class B Conduit Investor
CRC FUNDING LLC, as a Class B Conduit Investor
CIESCO LLC, as a Class B Conduit Investor
CITIBANK, N.A., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $429,450.55
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $670,618.85
Class B Initial Advance Amount: $429,450.55
CITIBANK, N.A., as a Class B Funding Agent and a Class B Committed Note Purchaser, for CHARTA LLC, CAFCO LLC, CRC FUNDING LLC and CIESCO LLC, as Class B Conduit Investors

CITIZENS BANK, N.A., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $0.00
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $1,117,698.09
Class B Initial Advance Amount: $0.00
CITIZENS BANK, N.A. , as a Class B Funding Agent and a Class B Committed Note Purchaser

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SCHEDULE V
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class C Funding Agent and a Class C Committed Note Purchaser

BANK OF AMERICA, N.A., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $1,268,831.17
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,981,373.89
Class C Initial Advance Amount: $1,268,831.17
BANK OF AMERICA, N.A., as a Class C Funding Agent and a Class C Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Class C Conduit Investor
THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
THE BANK OF NOVA SCOTIA, as a Class C Funding Agent and a Class C Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Class C Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class C Conduit Investor
BARCLAYS BANK PLC, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
BARCLAYS BANK PLC, as a Class C Funding Agent and a Class C Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Class C Conduit Investor

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FAIRWAY FINANCE COMPANY, LLC, as a Class C Conduit Investor
BANK OF MONTREAL, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
BMO CAPITAL MARKETS CORP., as a Class C Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Class C Conduit Investor, and BANK OF MONTREAL, as a Class C Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Class C Conduit Investor
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class C Funding Agent and a Class C Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Class C Conduit Investor

VERSAILLES ASSETS LLC, as a Class C Conduit Investor
VERSAILLES ASSETS LLC, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $780,819.18
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,219,307.01
Class C Initial Advance Amount: $780,819.18
NATIXIS NEW YORK BRANCH, as a Class C Funding Agent, for VERSAILLES ASSETS LLC, as a Class C Conduit Investor and a Class C Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
THE ROYAL BANK OF SCOTLAND PLC, as a Class C Funding Agent and a Class C Committed Note Purchaser

MIZUHO BANK, LTD., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
MIZUHO BANK, LTD., as a Class C Funding Agent and a Class C Committed Note Purchaser

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OLD LINE FUNDING, LLC, as a Class C Conduit Investor
ROYAL BANK OF CANADA, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
ROYAL BANK OF CANADA, as a Class C Funding Agent and a Class C Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Class C Conduit Investor

STARBIRD FUNDING CORPORATION, as a Class C Conduit Investor
BNP PARIBAS, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $585,614.39
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $914,480.26
Class C Initial Advance Amount: $585,614.39
BNP PARIBAS, as a Class C Funding Agent and a Class C Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Class C Conduit Investor

GOLDMAN SACHS BANK USA, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
GOLDMAN SACHS BANK USA, as a Class C Funding Agent and a Class C Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Class C Conduit Investor
GRESHAM RECEIVABLES (NO. 29) LTD, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $976,023.98
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $976,023.98
LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Class C Conduit Investor and a Class C Committed Note Purchaser

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CHARTA LLC, as a Class C Conduit Investor
CAFCO LLC, as a Class C Conduit Investor
CRC FUNDING LLC, as a Class C Conduit Investor
CIESCO LLC, as a Class C Conduit Investor
CITIBANK, N.A., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $585,614.39
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $914,480.26
Class C Initial Advance Amount: $585,614.39
CITIBANK, N.A., as a Class C Funding Agent and a Class C Committed Note Purchaser, for CHARTA LLC, CAFCO LLC, CRC FUNDING LLC and CIESCO LLC, as Class C Conduit Investors

CITIZENS BANK, N.A., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $0.00
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $1,524,133.76
Class C Initial Advance Amount: $0.00
CITIZENS BANK, N.A. , as a Class C Funding Agent and a Class C Committed Note Purchaser

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